UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☐	Definitive Proxy Statement
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STARBUCKS CORPORATION

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STARBUCKS CORPORATION 2401 UTAH AVENUE SOUTH SEATTLE, WASHINGTON 98134	Your Vote Counts! STARBUCKS CORPORATION 2022 Annual Meeting Vote by March 15, 2022 11:59 PM Eastern Time

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You invested in STARBUCKS CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on March 16, 2022.

Get informed before you vote
View the Notice of Annual Meeting, Proxy Statement, and Fiscal 2021 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 2, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* March 16, 2022 10:00 AM Pacific Time Virtually at: www.virtualshareholdermeeting.com/SBUX2022

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Richard E. Allison, Jr.	For
1b.	Andrew Campion	For
1c.	Mary N. Dillon	For
1d.	Isabel Ge Mahe	For
1e.	Mellody Hobson	For
1f.	Kevin R. Johnson	For
1g.	Jørgen Vig Knudstorp	For
1h.	Satya Nadella	For
1i.	Joshua Cooper Ramo	For
1j.	Clara Shih	For
1k.	Javier G. Teruel	For
2.	Approve amended and restated 2005 Long-Term Equity Incentive Plan	For
3.	Approve, on an advisory, nonbinding basis, the compensation of our named executive officers	For
4.	Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2022	For
5.	Annual Reports Regarding the Prevention of Harassment and Discrimination in the Workplace	Against

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